Exhibit 10.2

Published CUSIP Number:

FIRST AMENDMENT TO CREDIT AGREEMENT

Dated as of January 14, 2011

among

HELEN OF TROY L.P., a Texas limited partnership

as the Borrower,

HELEN OF TROY LIMITED, a Bermuda company,

JPMORGAN CHASE BANK, N.A.,

as Syndication Agent,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender

and

L/C Issuer,

and

The Other Lenders Party Hereto

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

as

Sole Lead Arranger and Sole Book Manager

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of January 14, 2011, is entered into among HELEN OF TROY L.P., a limited partnership duly organized under the laws of the State of Texas (the Borrower”), HELEN OF TROY LIMITED, a Bermuda company (“Limited”), BANK OF AMERICA, N.A. (“Bank of America”), JPMORGAN CHASE BANK, N.A. (“JPMCB”), COMERICA BANK (“Comerica”), HSBC BANK USA, N.A. (“HSBC”) and BRANCH BANKING AND TRUST COMPANY, (“BB&T”)  (JPMCB, Comerica, HSBC and BB&T are herein sometimes collectively referred to as the “New Lenders”), in their individual capacities as “Lenders” (as such term is defined herein), JPMORGAN CHASE BANK, N.A., as Syndication Agent and BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

BACKGROUND

A.            The Borrower, Limited, Bank of America, the Administrative Agent, the Swing Line Lender and the L/C Issuer are parties to that certain Credit Agreement, dated as of December 30, 2010, (the “Credit Agreement”).  The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

B.            The parties to the Credit Agreement desire to (a) add the New Lenders as Lenders under the Credit Agreement and (b) make certain amendments to the Credit Agreement.

C.            The Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, Limited, the Lenders, the Swing Line Lender, the L/C Issuer and the Administrative Agent covenant and agree as follows:

1.             AMENDMENTS.

(a)           The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Applicable Rate” means, from and after the First Amendment Effective Date, the following percentages per annum, based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Pricing Level	Leverage Ratio	Commitment Fee	Eurodollar Rate for Loans and Letters of Credit	Base Rate for Loans
I	Less than or equal to 1.25 to 1.00	0.250%	1.000%	0.000%
II	Greater than 1.25 to 1.00 but less than or equal to 1.75 to 1.00	0.300%	1.375%	0.375%
III	Greater than 1.75 to 1.00 but less than or equal to 2.25 to 1.00	0.350%	1.750%	0.750%
IV	Greater than 2.25 to 1.00	0.450%	2.125%	1.125%

Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section 6.02(a), then, upon the request of the Required Lenders, Pricing Level IV shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the first Business Day immediately following the date such Compliance Certificate is actually delivered to the Administrative Agent.  Notwithstanding the foregoing, the Applicable Rate in effect from and after the First Amendment Effective Date through and including the date the Compliance Certificate is delivered pursuant to Section 6.02(a) for the fiscal quarter ending May 31, 2011 shall be Level III.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).

(b)           A new Section 5.20 is added to the Credit Agreement to read as follows:

5.20 OFAC and Patriot Act.

(a)           The Borrower, each other Loan Party and each Subsidiary of any Loan Party is: (i) not currently the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”) (“Sanctions”) nor located, organized or resident in a country or territory that is the subject of Sanctions; (ii) in compliance in all material respects with the requirements of the Act and in other statutes and all orders, rules and regulations of the United States government and its various executive departments, agencies and 150 offices, related to the subject matter of the Act and all other requirements contained in the rules and regulations of OFAC; (iii) not in receipt of any written notice from the Secretary of State of the Attorney General of the United States or any other department, agency or office of the United States claiming a violation or possible violation of OFAC or the Act; (iv) not listed as a Specially Designated Terrorist (as defined in the Act) or on any other list of terrorists or terrorist organizations maintained pursuant to the Act; (v) not a Person who has been determined by competent governmental authority to be subject to any of the prohibitions contained in the Act; and (vi) not controlled by or, to the Borrower’s knowledge, now acting on behalf of any Person named in Annex to Executive Order Nos. 12947, 13099 and 13224 and all modifications thereto or thereof (the “Annex”) or any other list promulgated under the Act or any other Person who has been determined to be subject to the prohibitions contained in the Act.

(b)           The Borrower, each other Loan Party and each Subsidiary of any Loan Party will not, directly or indirectly, use the proceeds of the transaction, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, to fund any activities of or business with any Person, or in Burma/Myanmar, Cuba, Iran, North Korea, Sudan or in any other country or territory, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(c)           Section 7.04 of the Credit Agreement is hereby amended to read as follows:

7.04        Fundamental Changes.  Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom:

(a)           any Subsidiary (other than the Borrower) may merge with (i) one of the Loan Parties, provided such Loan Party shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries, provided that when any Guarantor is merging with another Subsidiary, the Guarantor shall be the continuing or surviving Person;

(b) the Borrower may merge with one of the Loan Parties or a Subsidiary, provided (i) the Borrower shall be the continuing or surviving Person or (ii) a Domestic Subsidiary shall be the continuing or surviving Person and shall become the Borrower, subject to the consent of the Administrative Agent and each Lender required by Section 10.06(a);

(c)           any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to Limited or any Subsidiary; provided that (i) if the transferor in such a transaction is a Guarantor, then the transferee must either be the Borrower or a Guarantor and (ii) if the transferor in such a transaction is the Borrower, then the transferee must be a Domestic Subsidiary that becomes the Borrower, subject to the consent of the Administrative Agent and each Lender required by Section 10.06(a); and

(d)           Limited or any Subsidiary may make any Acquisition or Disposition permitted by Section 7.02 or 7.05.

(d)           Schedule 2.01 to the Credit Agreement is hereby amended to be in the form of Schedule 2.01 to this First Amendment, and the Commitment and Applicable Percentages of each Lender, after giving effect to this First Amendment, is set forth in Schedule 2.01.

2.             REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.  By its execution and delivery hereof, each of the Borrower and Limited represents and warrants that, as of the date hereof:

(a)           the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct on such earlier date;

(b)           no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c)           (i) the Borrower has full power and authority to execute and deliver this First Amendment, the Revolving Loan Note payable to the order of each New Lender in the amount of each New Lender’s Commitment as determined by this First Amendment (the “New Notes”), and the replacement Revolving Loan Note payable to the order of Bank of America in the amount of Bank of America’s Commitment, as reduced by this First Amendment (the “Replacement Note”), (ii) Limited has full power and authority to execute and deliver this First Amendment, (iii) this First Amendment, the New Notes and the Replacement Note have been duly executed and delivered by the Borrower and Limited, as the case may be, and (iv) this First Amendment, the New Notes, the Replacement Note, and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower and Limited, as the case may be, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d)           neither the execution, delivery and performance of this First Amendment, the New Notes, the Replacement Note or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or

Organization Documents of the Borrower or Limited, or any indenture, agreement or other instrument to which the Borrower or Limited or any of their respective property is subject; and

(e)           no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by (A) the Borrower of this First Amendment, the New Notes or the Replacement Note, and (B) Limited of this First Amendment or (ii) the acknowledgment by each Guarantor of this First Amendment.

3.             CONDITIONS TO EFFECTIVENESS.  This First Amendment shall be effective upon satisfaction or completion of the following (the “First Amendment Effective Date”):

(a)           the Administrative Agent shall have received counterparts of this First Amendment executed by each of the Lenders;

(b)           the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and Limited and acknowledged by each Guarantor;

(c)           the Administrative Agent shall have received a duly executed New Note for each New Lender;

(d)           the Administrative Agent shall have received the duly executed Replacement Note for Bank of America;

(e)           the New Lenders shall have received the fees agreed to be paid to them by Bank of America and/or one of its Affiliates; and

(f)            the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

4.             PAYMENTS BY LENDERS.  Upon the effectiveness of this First Amendment, each New Lender shall, to the extent necessary, make a payment to the Administrative Agent in an amount sufficient, upon the application of such payments by all such Lenders to the reduction of outstanding Revolving Loans held by Bank of America, to cause the principal amount of Revolving Loans outstanding made by each Lender to be in the amount of its Applicable Percentage (after giving effect to this First Amendment) of all outstanding Revolving Loans.  The Borrower hereby irrevocably authorizes each New Lender to fund to the Administrative Agent the payment required to be made pursuant to the immediately preceding sentence for application to the reduction of the outstanding Revolving Loans held by Bank of America.  If, as a result of the repayment of Revolving Loans provided for in this Section 4, any payment of Eurodollar Rate Loans occurs on a day which is not the last day of the applicable Interest Period, the Borrower will pay to the Administrative Agent for the benefit of Bank of America any amounts required to be paid pursuant to Section 3.05 of the Credit Agreement.  Upon the effective date of this First Amendment, each New Lender shall be deemed to have irrevocably and unconditionally purchased and received, without recourse or warranty, an undivided participation in any outstanding L/C Obligations and Swing Line Loans in accordance with its Applicable Percentage (after giving effect to this First Amendment).

5.             ADDITION OF NEW LENDERS.  The parties hereto agree that the provisions of Section 10.06 of the Credit Agreement shall not be applicable to the addition of the New Lenders pursuant to this First Amendment.

(a)           Each New Lender represents, warrants and acknowledges to the Administrative Agent as follows:

(i) it has full power and authority, and has taken all action necessary, to execute and deliver this First Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement;

(ii) it meets all requirements of an Eligible Assignee under the Credit Agreement;

(iii) from and after the First Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder,

(iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment and to extend credit to the Borrower and the other Loan Parties under the Credit Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and

(v) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such New Lender; and

(b)           Each New Lender agrees that:

(i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and

(ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and

(iii)on the First Amendment Effective Date and subject to the satisfaction of the conditions to effectiveness set forth in this Section 3 of this Agreement, it shall be deemed automatically to have become a party to the Credit Agreement and have all rights and obligations of a Lender under the Credit Agreement and the other Loan Documents as if it were an original Lender signatory thereto.

(c)           On the First Amendment Effective Date and subject to the satisfaction of the conditions to effectiveness set forth in Section 3 of this Agreement, each New Lender agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents applicable to the Lenders as if it were an original Lender signatory thereto (and expressly makes the appointment set forth in, and agrees to the obligations imposed under, Article IX of the Credit Agreement).

6.             REFERENCE TO THE CREDIT AGREEMENT.

(a)           Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

(b)           The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

7.             COSTS, EXPENSES AND TAXES.  The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

8.             GUARANTOR’S ACKNOWLEDGMENT.  By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower and Limited of this First Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty (i) are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

9.             EXECUTION IN COUNTERPARTS.  This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original.  The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

10.           GOVERNING LAW; BINDING EFFECT.  This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

11.           HEADINGS.  Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

12.           ENTIRE AGREEMENT.  THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL  AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL  AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, this First Amendment is executed as of the date first set forth above.

HELEN OF TROY L.P., a Texas limited partnership

By:	HELEN OF TROY NEVADA CORPORATION, a Nevada corporation, General Partner

By:	/s/ Gerald J. Rubin
	Name:	Gerald J. Rubin
	Title:	Chairman, Chief Executive Officer and President

HELEN OF TROY LIMITED, a Bermuda corporation

By:	/s/ Gerald J. Rubin
	Name:	Gerald J. Rubin
	Title:	Chairman, Chief Executive Officer and President

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anthony W. Kell
	Name:	Anthony W. Kell
	Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Gary Mingle
Gary Mingle
Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender and as Syndication Agent

By:	/s/ Rygen R. Hernandez
	Name:	Rygen R. Hernandez
	Title:	Vice President

COMERICA BANK, as a Lender

By:	/s/ Vontoba Terry
	Name:	Vontoba Terry
	Title:	Corporate Banking Officer

HSBC BANK USA, N.A., as a Lender

By:	/s/ Dale Wilson
	Name:	Dale Wilson
	Title:	Senior Vice President

By:	/s/ Anil Chandy
	Name:	Anil Chandy
	Title:	Assistant Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ DeVon J. Lang
	Name:	DeVon J. Lang
	Title:	Vice President

ACKNOWLEDGED AND AGREED:

HELEN OF TROY LIMITED, a Bermuda company

By:	/s/ Gerald J. Rubin
	Name:	Gerald J. Rubin
	Title:	Chairman, Chief Executive Officer and President

HELEN OF TROY LIMITED, a Barbados corporation

By:	/s/ Gerald J. Rubin
	Name:	Gerald J. Rubin
	Title:	Chairman, Chief Executive Officer and President

HOT NEVADA, INC., a Nevada corporation

By:	/s/ Gerald J. Rubin
	Name:	Gerald J. Rubin
	Title:	Chairman, Chief Executive Officer and President

HELEN OF TROY NEVADA CORPORATION, a Nevada corporation

By:	/s/ Gerald J. Rubin
	Name:	Gerald J. Rubin
	Title:	Chairman, Chief Executive Officer and President

HELEN OF TROY TEXAS CORPORATION, a Texas corporation

By:	/s/ Gerald J. Rubin
	Name:	Gerald J. Rubin
	Title:	Chairman, Chief Executive Officer and President

IDELLE LABS LTD., a Texas limited partnership

By:	HELEN OF TROY NEVADA CORPORATION, a Nevada corporation, General Partner

By:	/s/ Gerald J. Rubin
	Name:	Gerald J. Rubin
	Title:	Chairman, Chief Executive Officer and President

OXO INTERNATIONAL LTD., a Texas limited partnership

By:	HELEN OF TROY NEVADA CORPORATION, a Nevada corporation, General Partner

By:	/s/ Gerald J. Rubin
	Name:	Gerald J. Rubin
	Title:	Chairman, Chief Executive Officer and President

HELEN OF TROY MACAO COMMERCIAL OFFSHORE LIMITED, a Macau corporation

By:	/s/ Gerald J. Rubin
	Name:	Gerald J. Rubin
	Title:	Chairman, Chief Executive Officer and President

KAZ, INC., a New York corporation

By:	/s/ Gerald J. Rubin
	Name:	Gerald J. Rubin
	Title:	Chairman, Chief Executive Officer and President

KAZ USA, INC., a Massachusetts corporation

By:	/s/ Gerald J. Rubin
	Name:	Gerald J. Rubin
	Title:	Chairman, Chief Executive Officer and President

KAZ CANADA, INC., a Massachusetts corporation

By:	/s/ Gerald J. Rubin
	Name:	Gerald J. Rubin
	Title:	Chairman, Chief Executive Officer and President